Leases-Lessee	12 Months Ended
Mar. 31, 2013
Leases-Lessee

(12) Leases—Lessee

Advantest has several noncancelable operating leases, primarily for office space and office equipment. Rent expense, including rental payments for cancelable leases, for the years ended March 31, 2011, 2012 and 2013 was ¥1,122 million, ¥1,565 million and ¥1,800 million, respectively.

Future minimum lease payments under noncancelable operating leases (with initial or remaining lease terms in excess of one year) as of March 31, 2013 are as follows:

Year ending March 31	Yen (Millions)
2014	¥871
2015	773
2016	685
2017	403
2018	285
Thereafter	885

3,902
Less sublease income to be received in the future under noncancelable subleases	673

Net minimum lease payments	¥3,229